UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2012

(Exact name of registrant as specified in its charter)

	001-33998	61-0156015
Kentucky (State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of principal executive offices)

(Zip Code)

(502) 636-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 1, 2012 Churchill Downs Incorporated (the “Company”) formed a joint venture (the “Joint Venture”) with Delaware North Companies Gaming & Entertainment, Inc. (“DNC”). The Joint Venture was formed by the creation of a new entity, Miami Valley Gaming & Racing LLC, a Delaware limited liability company (“Miami Valley”), which will operate the Joint Venture pursuant to a Limited Liability Company Agreement entered into by DNC, DNC Ohio Gaming, Inc. (a wholly-owned subsidiary of DNC) (“DNC Ohio”), the Company, MVGR, LLC (a wholly-owned subsidiary of the Company) (“MVGR”) and Miami Valley (the “Operating Agreement”).

The Joint Venture was formed for the purpose of developing a new harness racing track and gaming facility at a new location to be selected along the Interstate 75 corridor between Cincinnati and Dayton, Ohio (the “New Facility”). To facilitate the development of the New Facility, Miami Valley has entered into an acquisition agreement (the “Acquisition Agreement”) pursuant to which it will acquire the existing racing operations of Lebanon Raceway, a harness racing facility located in Lebanon, Ohio, together with certain other real property and license rights from Lebanon Trotting Club, Inc. and Miami Valley Trotting, Inc. Upon consummation of the transactions contemplated by the Acquisition Agreement, Miami Valley intends to construct the New Facility and transfer racing operations of the Lebanon Raceway to the New Facility. The Joint Venture intends to include a new harness racing track and a video lottery (“VLT”) gaming facility at the New Facility. Completion of the acquisition transaction and development of the New Facility are subject to regulatory approvals and other customary conditions. In the event the acquisition transaction is not completed, the Operating Agreement will be terminated and the Joint Venture will be liquidated.

MVGR and DNC Ohio each owns 50% of the equity interests in Miami Valley. MVGR and DNC Ohio will make initial capital contributions of $30 million for their equity interests. Each of MVGR and DNC Ohio are obligated to fund up to $60 million to Miami Valley in connection with completing the acquisition transaction and developing the New Facility. In addition, it is expected that Miami Valley will require additional financing of approximately $150 million to $175 million to help fund development of the New Facility. The parties intend to arrange this debt financing later in the process.

MVGR and DNC Ohio will have equal representation on the board of managers of Miami Valley. The Operating Agreement provides for supermajority voting on certain key matters, and contains certain limitations on transfers by the parties of their equity interests, as well as buy-sell arrangements and other customary exit provisions. In addition, the Operating Agreement provides that none of MVGR, DNC Ohio or their respective affiliates will compete within a 75-mile radius of Lebanon Raceway or the New Facility, subject to certain exceptions.

The foregoing summaries of the Operating Agreement and Acquisition Agreement are qualified in their entirety by the terms and conditions of the Operating Agreement filed as Exhibit 10.1and the Acquisition Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and each of those agreements is incorporated herein by reference.

A copy of the news release issued by the Company on March 1, 2012 announcing the Joint Venture is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1

Limited Liability Company Agreement of Miami Valley Gaming & Racing, LLC, dated as March 1, 2012, among Miami Valley Gaming & Racing LLC, Churchill Downs Incorporated, MVGR, LLC (a wholly-owned subsidiary of Churchill Downs Incorporated), Delaware North Companies Gaming & Entertainment, Inc. and DNC Ohio Gaming, Inc. (a wholly-owned subsidiary of Delaware North Companies Gaming & Entertainment, Inc.)

10.2	Asset Purchase Agreement, dated as of March 1, 2012, by and among Miami Valley Gaming & Racing, LLC; Lebanon Trotting Club, Inc.; Miami Valley Trotting, Inc.; Keith Nixon, Jr. and John Carlo

99.1	Press Release dated March 1, 2012 issued by Churchill Downs Incorporated.

Cautionary Statement Regarding Forward Looking Information.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this Quarterly Report on Form 10-Q are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately or keep its technology current; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

March 2, 2012	/s/ William E. Mudd
William E. Mudd
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1	Limited Liability Company Agreement of Miami Valley Gaming & Racing, LLC, dated as March 1, 2012, among Miami Valley Gaming & Racing LLC, Churchill Downs Incorporated, MVGR, LLC (a wholly-owned subsidiary of Churchill Downs Incorporated), Delaware North Companies Gaming & Entertainment, Inc. and DNC Ohio Gaming, Inc. (a wholly-owned subsidiary of Delaware North Companies Gaming & Entertainment, Inc.)

10.2	Asset Purchase Agreement, dated as of March 1, 2012, by and among Miami Valley Gaming & Racing, LLC; Lebanon Trotting Club, Inc.; Miami Valley Trotting, Inc.; Keith Nixon, Jr. and John Carlo

99.1	Press Release dated March 1, 2012 issued by Churchill Downs Incorporated